                                                                 EXHIBIT 2.1(b)



ALARIS Medical, Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, the exhibits to the Agreement to Purchase Selected Assets dated May 18, 1998 by and among ALARIS Medical Systems, Inc., Invacare Corporation and Patient Solutions, Inc. filed as Exhibit 2.1(a) to ALARIS Medical, Inc.'s Form 10-Q dated August 11, 1998.


                                                ALARIS MEDICAL, INC.
                                                -----------------------------
                                                (REGISTRANT)




Date:   August 11, 1998                     By: /s/ DOUGLAS C. JEFFRIES
                                                -----------------------------
                                                Douglas C. Jeffries
                                                Vice President and Chief
                                                  Financial Officer